UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2013

Date of reporting period: July 31, 2013

Item 1.	Reports to Stockholders.

THE ADVISORS’ INNER CIRCLE FUND II

CHAMPLAIN MID CAP FUND

CHAMPLAIN SMALL COMPANY FUND

ANNUAL REPORT

07.31.13

INVESTMENT ADVISER:

CHAMPLAIN INVESTMENT PARTNERS, LLC

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-773-3238; and (ii) on the SEC’s website at http://www.sec.gov.

CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

Dear Fellow Shareholders,

Please find below the recent and long-term performance for both the Champlain Small Company Fund and the Champlain Mid Cap Fund (Advisor Shares).

Performance for Advisor Shares for the periods ending July 31, 2013

					Since Funds’ Inception†
	6 months	1-year	3-year*	5-year*	Annualized	Cumulative**
CIPMX	14.50%	32.00%	18.24%	9.75%	10.43%	65.61%
Russell Mid Cap	14.32%	32.37%	19.01%	10.07%	9.34%	57.44%
CIPSX	16.40%	32.52%	19.72%	10.50%	10.35%	134.84%
Russell 2000	16.66%	34.76%	18.72%	9.45%	7.37%	85.17%

†	Champlain MidCap Fund inception date: 06/30/08
Champlain Small Company Fund inception date: 11/30/04
*	Return has been annualized.
**	Return is cumulative and has not been annualized.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1.866.773.3238.

We continue to be encouraged by your Funds’ absolute and relative returns, especially when we consider the tailwind provided to lower quality equities as a result of the Federal Reserve’s successive rounds of quantitative easing (QE) and Congressional handouts. There is an old adage on Wall Street that says “don’t confuse a bull market with brains,” and we would like to suggest this principle is especially applicable to a bull market associated with unprecedented central bank liquidity and deficit spending. Whether or not the Federal Reserve begins to taper its QE, we do not plan to change our spots or alter our course. We will continue to do our best to buy relevant, fundamentally sound companies that we expect to deliver high returns on capital and consistent growth at a discount to our estimate of their Intrinsic or Fair Value.

Technology

We recently started a new position in FleetMatics for the Small Company Fund. FleetMatics provides on-demand software and analytics for small businesses that utilize fleets of vehicles (e.g. plumbing and HVAC repair). The productivity improvements offered by their software and services present customers with a rapid payback on their investment. Speeding, unauthorized coffee breaks, and poor route planning are just some of the inefficiencies FleetMatics’ software can mitigate! RealPage is another newcomer to the

1	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

Small Company Fund. RealPage provides hosted or online software solutions to rental property managers. We appreciate this company’s strong competitive position and large market opportunity. Having done well in past holding periods with FARO Technologies, we have grown concerned about the company’s ability to create operating leverage with its new lower cost products and have sold the position at close to a breakeven basis. We locked down gains in Advent Software and Jack Henry while taking a modest loss with Sapient. Having eliminated SolarWinds from the Small Company Fund last year due to high valuation and market cap, we used recent sharp pullbacks in the share’s price to initiate and add to a new position for the Mid Cap Fund. We applaud Intuit’s recent decision to sell its health care and bank payment solutions and sharpen the company’s focus on small business with its QuickBooks franchise. The international market opportunity for this market leading franchise may be as large as in the U.S. Intuit remains a large weight in the MidCap Fund because we think this dominant franchise is meaningfully undervalued perhaps because some investors put too much emphasis on quarterly results from the tax preparation products.

Although software stocks in general do not present terrific value, we plan to retain our bias for software companies and our unwillingness to bear the obsolescence risk usually inherent in the computer hardware and communications equipment industries.

Industrials and Materials

We continue to like the long-term potential for our “Portfolio Managers” in the machinery industry. These are the companies that execute a Danaher-like strategy that involves divesting of non-strategic operations and generally acquiring higher margin, higher return, and faster growing companies with products or customers adjacent to existing customers or products. Similar to MidCap Fund holding Intuit’s management, Dover and Actuant management also demonstrated fortitude and recently announced the spinout or sale of some less reliable operations. These companies and other holdings including IDEX Corp., Parker Hannifin, and Standex understand that making the overall company less cyclical is likely to improve the valuation for the company’s shares. In the Small Company Fund, Robbins & Myers was acquired by National Oil Well Varco. In the Mid Cap Fund, we sold Gardner Denver after the company announced it was exploring strategic options and most of the discount to Fair Value was closed. We also sold Roper Industries, mostly for valuation reasons, but also because the recent acquisitions in software look less and less like adjacent tuck-ins and more like transformational acquisitions. Roper’s CEO, Brian Jelison, has defied the skeptics for years; and while we admire his track record, history and experience suggest we should watch companies from the sidelines after they make large transformational acquisitions.

2	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

While some may believe an industrial renaissance requires strong growth in manufacturing jobs, we see it a bit differently. We see a renaissance in the vast potential for world-class manufacturers to grow profitably by developing new products using Ansys’ technology to design and test, Proto Labs to produce efficient prototypes, and inexpensive silicon and off the shelf operating systems. High transportation costs, high oil prices, corporate pressure to cut costs by substituting capital for labor, and global competitive threats are some of the factors driving companies to design and develop new products at a brisk pace. Just imagine the engineering involved to bring a gallon of gasoline to the pump for the same or lower price as a gallon of milk! And consider too that it has been awhile since we found easy to drill highly pressured oil wells that don’t experience rapid production declines. Dover, Actuant, IDEX, and CLARCOR are all meaningfully exposed to the energy industry. How many of us imagined flying in a mostly composite commercial airliner when we used a composite bat or golf club a decade ago? It seems Boeing still has some glitches to work out with the 787 Dreamliner, but what an accomplishment to build such a plane that produces a 20% fuel savings! The demand for new planes created by a growing middle class in China, India, and other parts of the world leaves us enthusiastic about Esterline, Parker Hannifin, Woodward, and TriMas as all have meaningful exposure to the aerospace industry. IDEX also deserves another mention for the micro-fluidic parts they supply to the producers of DNA sequencers and other machines used in the life science industry. Although we do not consider Rockwell Automation to be a “Portfolio Manager,” we do think they will continue to grow as businesses around the globe substitute capital for labor and seek to automate more and more manual activity. Cyber threats also are creating new demand for Rockwell’s services as companies seek to insure their automated factories and warehouses will not be disrupted by cyber saboteurs or hacked by pirates looking for corporate secrets.

Energy

GE’s recent acquisition of Lufkin helped both Funds outperform in this sector over the past six months. We may not be able to find a replacement for Lufkin that is as highly correlated to shale oil well development, but we will continue to look for opportunities to benefit from the global need to replace the rapid depletion of production that is associated with most newly developed fields, particularly the shale oil basins. Indeed, it is noteworthy how scarce or rare large oil companies are that have a growing reserve base. With West Texas Intermediate trading near $105/bbl and very close to Brent Sea crude oil prices, we continue to hold our opinions about the supply/demand picture for oil, lightly. Still, we like having exposure to companies such as Forum Energy Technologies that make proprietary tools and equipment for the oil producers. Our producer holdings are trading at valuations that discount much lower oil prices. Should the valuations for our producers reflect the current price for oil and offer little or no margin of safety, we will sell the holding as we did recently with Oasis Petroleum and Pioneer Natural Resources.

3	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

Consumer

Although it is one of our favorite small cap business models, a very full valuation warranted the sale of CoStar Group in the Small Company Fund. Valuation also prompted us to sell Flowers Foods for both Funds. We started a new position for both Funds in the Texas-based convenience store chain CST Brands that was recently spun out of Valero Energy. Shareholders may know the company as Corner Store, Diamond Shamrock, Valero, and Ultramar in Canada. Management has a very real opportunity to boost margins by increasing the company’s revenues from sources other than low margin fuel.

We like businesses that sell good food in a comfortable and inviting atmosphere as the competition is still fairly limited. With Kroger agreeing to buy Small Company Fund holding Harris Teeter Supermarkets, we started a new position in Fresh Market. Whole Foods provided a bit of a pricing umbrella for Harris Teeter, and Fresh Market can compete with most grocers on the basis of more convenience and generally better pricing than Whole Foods as their business model is about selling good food (not necessarily organic) at a good price in a convenient and pleasant atmosphere.

As a result of tendering the Mid Cap Fund’s shares in Heinz, selling Hormel for valuation reasons, trimming Tupperware, Energizer, Kellogg and Clorox, and crying “Uncle” by selling both DeVry and Avon; the Mid Cap Fund’s exposure to consumer staples is at the bottom of its historical range for both absolute and relative weights. While food and consumer product stocks have become expensive, consistent retailers such as PetSmart and Bed Bath & Beyond (that sell mostly staples or other inexpensive things that wear out or get used up) represent attractive absolute and relative value. We started a new position in PetSmart since our last letter and added meaningfully to Bed Bath & Beyond. A mini housing recovery and some wage inflation for the highly employable should help both companies regain favor with investors.

Although classified as an industrial, we think ADT Corp. is essentially a consumer stock and expect the company to show improved execution now that it is separated from Tyco International. We added this to the Mid Cap Fund after a pullback, following the spinout from Tyco, created an attractive discount to our idea of Fair Value.

Financials

This sector has recently been a major contributor to the Funds’ relative returns due to its lack of exposure to REITs. About a third to a quarter of the 3-year performance deficit related to not owning REITs was erased in recent weeks. We suspect we’ll see some give back as such sharp moves tend to mean revert somewhat in the following months. Favorable stock selection in banking also has been a positive contributor to both Funds over the last six months. The bank exposure for both Funds is focused on all-weather asset-sensitive

4	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

banks that should benefit meaningfully from rising rates. Furthermore, due to low levels of loans to assets, low levels of Non-Performing Assets (NPAs), high loan loss reserves relative to NPAs, and higher than average fee income (all signs of good management); these banks are probably less vulnerable to an economic downturn. Although we have a high regard for First Republic’s management team and track record, we sold the position out of the Mid Cap Fund and added to other banks that we believe will benefit more from rising interest rates. We continue to invest capital in this sector with caution due to the sector’s inherent risks associated with the complexity of the global financial system. But the dysfunction and increased regulatory burden impacting the largest banks are still creating a migration of good talent and credit-worthy customers toward the financially strong small regional and community banks. Reluctantly, we sold Morningstar out of both Funds due to valuation. We really like businesses that sell data as the incremental sale has such a powerful impact on profit, but valuation matters. Financial Engines also operates a terrific business model, but the very full valuation warranted selling the shares out of the Small Company Fund. A move above our Fair Value estimate warranted the sale of Waddell & Reed for both Funds. As a result of Markel’s acquisition of specialty insurer Alterra Capital, the Small Company Fund received both cash and shares of Markel which were subsequently sold due to market cap and premium valuation.

Health Care

We added materially to Cepheid for both Funds. Cepheid’s disruptively powerful and time saving diagnostic platform should help hospitals recapture a meaningful percentage of the clinical lab testing revenues that has gone to the large clinical labs over the past decade. Accordingly, we have sold Laboratory Corp. of America in the Mid Cap Fund and will be out of Bio Reference Laboratories in the Small Company Fund by the time this letter is printed.

We expect personalized medicine (gene-based diagnostics) will continue to capture greater share of the health care industry mind share and market share due to the greater accuracy and overall cost savings it will enable. Valuations permitting, we expect to keep both Funds exposed to this field. We consider Genomic Health and Illumina to be leaders in this field of gene-based medicine.

Some Final Thoughts

To be sure, we continue to worry about the long-term implications of the Federal deficit (particularly about the impact higher interest rates would have on the budget) and other imbalances that have been enabled by the Federal Reserve in recent years. At some point in the future, higher rates of interest and/or inflation would not surprise us. Indeed, it seems that policy makers world-wide are trying to create “a little” inflation to produce higher nominal GDP and lessen the burden of the current levels of debt. Overall corporate profit

5	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN LETTER
SHAREHOLDERS’ LETTER
(unaudited)

margins also look vulnerable to us, particularly for the macro-dependent companies that have benefitted disproportionately from deficit spending and cheap credit. Although equity valuations suggest that much of the low hanging fruit in stocks has been picked, we believe investment strategies that seek to own small and mid cap companies that consistently earn above-average returns (or are on a credible path to high returns), grow faster than the overall economy, invest capital wisely, and trade below their Fair Value still represent a reasonably attractive risk/reward profile relative to other assets. Hopefully, the commentary above has left readers with an appreciation for the opportunities still available to small and mid cap investors. Should volatility rise up again, we expect our investment process’ inherent aversion to business model risk and valuation risk will once again act somewhat like a pawl in a ratchet — seeking to limit downside risk, and retain much of our recently hard won gains better than our benchmarks.

As investors, we try to stack the odds of long-term success (compelling positive absolute returns) in our favor. We most definitely tie ourselves to the mast of what we would consider high quality equities! Indeed, let us ask our shareholders to contemplate the odds of long-term investment success without using a valuation-sensitive strategy. In our minds, an investment approach that is not anchored to relevant high quality high return companies that are growing faster than the overall economy would more closely resemble a trading strategy or speculating rather than investing. This is not just a self-serving comment. We hope to get readers thinking about the drivers of long-term investment returns. To be sure, many different types of strategies can and will deliver strong 3-5 year investment returns episodically. Yet, we are confident that our focus on high quality, high return companies stacks the odds in our favor that our Funds’ long-term returns will closely resemble the average full-cycle Return on Equity of our holdings. We also expect our Funds’ long-term performance to compare favorably with other investment strategies — particularly when adjusted for risks such as drawdown potential. Also, our unleveraged approach — which also tends to have us selling into greed and buying into fear — is not overly dependent on liquidity because we know liquidity has historically been a coward. We also ask our readers to contemplate our thesis that, over time, talented corporate management generally migrates to the more profitable, less regulated, and faster growing industries and companies. Thus, we believe your two Funds are exposed to talented managers who tend to create positive outcomes more often than not. We also want to caution readers that we sense many of yesterday’s large cap blue chips (particularly in the technology and financial sectors) may be threatened now by disruptive new competitors or policy makers. Even cash looks more vulnerable to us on a long-term basis than it has in years as we sense the potential for loss of purchasing power due to inflation has increased meaningfully.

6	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
SHAREHOLDERS’ LETTER
(unaudited)

As always, we appreciate the trust you have demonstrated by investing some of your assets in one or both of our Funds.

Sincerely,

Scott T. Brayman, CFA

The above commentary represents management’s assessment of the Funds and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Holdings are subject to change. Current and future holdings are subject to risk.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Funds will achieve its stated objectives. In addition to the normal risks associated with investing, investments in smaller companies typically exhibit higher volatility. Current and future holdings are subject to risk. Diversification does not protect against market loss.

DEFINITION OF THE COMPARATIVE INDICES

Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

7	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund’s Advisor Shares commenced operations on June 30, 2008.
†	The Fund’s Institutional Shares commenced operations on January 3, 2011. The performance information provided in the graph for periods prior to January 3, 2011 reflects the performance of the Advisor Shares of the Fund, adjusted to reflect the distribution fees not paid by the Institutional Shares.
††	Inception date is June 30, 2008.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 7.

8	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013

Growth of a $10,000 Investment

*	If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.
**	The Fund commenced operations on November 30, 2004.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See definition of comparative index on page 7.

9	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

Intuit	2.91%
Parker Hannifin	2.77%
Dover	2.65%
St. Jude Medical	2.60%
Willis Group Holdings	2.44%
CareFusion	2.38%
Micros Systems	2.38%
Northern Trust	2.33%
Denbury Resources	2.31%
AptarGroup	2.28%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

10	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013
(Unaudited)

TOP TEN COMMON STOCK HOLDINGS*

UMB Financial	2.68%
TreeHouse Foods	2.30%
Sensient Technologies	2.27%
Actuant, Cl A	2.26%
TriMas	2.15%
Harris Teeter Supermarkets	2.04%
Allied World Assurance Company Holdings	1.94%
Casey’s General Stores	1.91%
Cardtronics	1.88%
CLARCOR	1.78%

*Percentages are based on total investments. Cash equivalents are not shown in the top ten chart.

11	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013

SECTOR WEIGHTINGS (Unaudited)†:

†	Percentages are based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 96.2%
	Shares	Value
CONSUMER DISCRETIONARY — 9.8%
Advance Auto Parts	130,000	$10,723,700
Arcos Dorados Holdings, Cl A	290,000	3,497,400
Bed Bath & Beyond*	180,000	13,764,600
CST Brands*	355,000	11,576,550
John Wiley & Sons, Cl A	150,000	6,769,500
PetSmart	100,000	7,322,000
Tupperware Brands	75,000	6,321,000

		59,974,750

CONSUMER STAPLES — 8.1%
Beam	125,000	8,123,750
Church & Dwight	55,000	3,503,500
Clorox	100,000	8,594,000
Energizer Holdings	75,000	7,635,000
Kellogg	100,000	6,624,000
Mead Johnson Nutrition	65,000	4,734,600
Molson Coors Brewing, Cl B	215,000	10,762,900

		49,977,750

ENERGY — 7.2%
Concho Resources*	100,000	8,969,000
Denbury Resources*	810,000	14,175,000
Forum Energy Technologies*	91,800	2,651,184
Oil States International*	50,000	4,861,500
Whiting Petroleum*	265,000	13,639,550

		44,296,234

The accompanying notes are an integral part of the financial statements.

12	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013

COMMON STOCK — continued
	Shares	Value

FINANCIALS — 13.1%
Allied World Assurance Company Holdings	120,000	$11,358,000
Arthur J. Gallagher	280,000	12,426,400
Cullen/Frost Bankers	100,000	7,204,000
Endurance Specialty Holdings	85,000	4,473,550
Northern Trust	245,000	14,342,300
Prosperity Bancshares	150,000	8,853,000
T. Rowe Price Group	90,000	6,771,600
Willis Group Holdings	350,000	14,980,000

		80,408,850

HEALTH CARE — 17.9%
Bio-Rad Laboratories, Cl A*	100,000	12,199,000
C.R. Bard	105,000	12,033,000
CareFusion*	380,000	14,656,600
Cepheid*	255,000	8,891,850
Edwards Lifesciences*	105,000	7,494,900
Illumina*	100,000	7,982,000
Life Technologies*	80,000	5,968,000
Qiagen	285,000	5,956,500
Quality Systems	250,000	5,717,500
St. Jude Medical	305,000	15,978,950
West Pharmaceutical Services	65,000	4,794,400
Zimmer Holdings	100,000	8,348,000

		110,020,700

INDUSTRIALS — 17.3%
Actuant, Cl A	355,000	12,535,050
ADT*	220,000	8,817,600
Ametek	75,000	3,471,000
CLARCOR	80,000	4,398,400
Dover	190,000	16,271,600
Esterline Technologies*	105,000	8,551,200
IDEX	170,000	10,140,500
Pall	50,000	3,498,000
Parker Hannifin	165,000	17,041,200
Pentair	100,000	6,108,000
Rockwell Automation	110,000	10,653,500

The accompanying notes are an integral part of the financial statements.

13	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013

COMMON STOCK — concluded
	Shares	Value
INDUSTRIALS — continued
Verisk Analytics, Cl A*	75,000	$4,827,000

		106,313,050

INFORMATION TECHNOLOGY — 19.5%
Altera	360,000	12,801,600
Ansys*	70,000	5,588,800
Check Point Software Technologies	73,000	4,110,630
Guidewire Software*	80,000	3,500,800
IHS, Cl A*	70,000	7,684,600
Intuit	280,000	17,897,600
Jack Henry & Associates	75,000	3,622,500
Micros Systems*	300,000	14,619,000
National Instruments	285,000	8,034,150
Red Hat*	200,000	10,354,000
SolarWinds*	150,000	5,323,500
Solera Holdings	185,000	10,528,350
TIBCO Software*	455,000	11,347,700
WEX*	50,000	4,347,000

		119,760,230

MATERIALS — 3.3%
AptarGroup	240,000	14,013,600
Sigma-Aldrich	75,000	6,267,000

		20,280,600

TOTAL COMMON STOCK (Cost $490,584,935)		591,032,164

CASH EQUIVALENTS — 3.9%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	23,045,800	23,045,800
Fidelity Treasury Portfolio, Cl I, 0.010%	740,628	740,628

TOTAL CASH EQUIVALENTS (Cost $23,786,428)		23,786,428

TOTAL INVESTMENTS — 100.1% (Cost $514,371,363)		$614,818,592

The accompanying notes are an integral part of the financial statements.

14	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND
JULY 31, 2013

Percentages are based on Net Assets of $614,386,089.
*Non-income producing security.
**Rate Reported in the 7-day effective yield as of July 31, 2013.
Cl — Class

The accompanying notes are an integral part of the financial statements.

15	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013

SECTOR WEIGHTINGS (Unaudited)†:

SCHEDULE OF INVESTMENTS

COMMON STOCK — 92.7%
	Shares	Value
CONSUMER DISCRETIONARY — 5.4%
BJ’s Restaurants*	80,000	$2,851,200
CST Brands*	560,000	18,261,600
John Wiley & Sons, Cl A	330,000	14,892,900
K12*	106,400	3,309,040
Strayer Education	80,000	3,540,800
Wolverine World Wide	280,000	16,102,800

		58,958,340

CONSUMER STAPLES — 11.0%
Casey’s General Stores	315,000	20,862,450
Elizabeth Arden*	280,000	11,496,800
Fresh Market*	140,000	7,389,200
Harris Teeter Supermarkets	455,000	22,376,900
Lancaster Colony	210,000	17,436,300
Snyders-Lance	495,000	15,666,750
TreeHouse Foods*	355,000	25,201,450

		120,429,850

ENERGY — 5.1%
Approach Resources*	635,000	16,821,150
Flotek Industries*	180,000	3,524,400
Forum Energy Technologies*	160,200	4,626,576
Key Energy Services*	705,000	4,469,700
Kodiak Oil & Gas*	280,000	2,718,800
Northern Oil and Gas*	560,000	7,397,600
Resolute Energy*	1,040,000	8,704,800
TETRA Technologies*	695,000	7,033,400

		55,296,426

The accompanying notes are an integral part of the financial statements.

16	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013

COMMON STOCK — continued
	Shares	Value
FINANCIALS — 14.5%
Allied World Assurance Company Holdings	224,100	$21,211,065
AmTrust Financial Services	150,000	6,244,500
Argo Group International Holdings	325,000	14,511,250
Aspen Insurance Holdings	420,000	15,745,800
Bryn Mawr Bank	250,000	6,990,000
Community Bank System	280,000	9,391,200
Endurance Specialty Holdings	355,000	18,683,650
Independent Bank	140,000	5,213,600
MarketAxess Holdings	25,000	1,292,500
Navigators Group*	175,000	10,143,000
Prosperity Bancshares	210,000	12,394,200
UMB Financial	490,000	29,302,000
Washington Trust Bancorp	255,000	8,246,700

		159,369,465

HEALTH CARE — 18.5%
Bio-Rad Laboratories, Cl A*	140,000	17,078,600
Bio-Reference Laboratories*	200,000	5,350,000
Cepheid	385,000	13,424,950
Genomic Health*	285,000	10,157,400
Haemonetics*	140,000	5,910,800
Integra LifeSciences Holdings*	420,000	16,543,800
Luminex*	490,000	9,755,900
Masimo	635,000	14,789,150
NuVasive*	565,000	12,893,300
Owens & Minor	140,000	5,034,400
Quality Systems	460,000	10,520,200
STERIS	355,000	15,982,100
Techne	140,000	10,323,600
Teleflex	190,000	15,091,700
VCA Antech*	355,000	10,209,800
Volcano*	700,000	13,979,000
West Pharmaceutical Services	210,000	15,489,600

		202,534,300

INDUSTRIALS — 19.4%
ABM Industries	210,000	5,439,000

The accompanying notes are an integral part of the financial statements.

17	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013

COMMON STOCK — continued
	Shares	Value
INDUSTRIALS — continued
Actuant, Cl A	700,000	$24,717,000
Brady, Cl A	210,000	6,986,700
CLARCOR	355,000	19,517,900
EnPro Industries	280,000	15,912,400
Esterline Technologies*	175,000	14,252,000
Hub Group, Cl A*	280,000	10,710,000
IDEX	210,000	12,526,500
Kaydon	215,000	6,252,200
Landstar System	210,000	11,352,600
Mistras Group*	285,000	4,790,850
Proto Labs*	140,000	9,473,800
Raven Industries	560,000	17,169,600
RBC Bearings*	140,000	7,680,400
Ritchie Bros. Auctioneers	420,000	8,085,000
Standex International	30,000	1,770,900
TriMas*	635,000	23,514,050
UTi Worldwide	210,000	3,465,000
Woodward	210,000	8,593,200

		212,209,100

INFORMATION TECHNOLOGY — 14.1%
Bottomline Technologies*	560,000	16,279,200
Cardtronics	700,000	20,622,000
FleetMatics Group	135,000	5,084,100
Guidewire Software*	290,000	12,690,400
LogMeIn*	395,000	11,739,400
Measurement Specialties*	250,000	12,445,000
National Instruments	490,000	13,813,100
NICE-Systems ADS	280,000	10,838,800
Pros Holdings*	210,000	6,892,200
Qlik Technologies*	355,000	11,118,600
RealPage*	795,000	16,027,200
WEX*	200,000	17,388,000

		154,938,000

MATERIALS — 4.7%
AptarGroup	225,000	13,137,750

The accompanying notes are an integral part of the financial statements.

18	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND
JULY 31, 2013

COMMON STOCK — concluded
	Shares	Value
MATERIALS — continued
Sensient Technologies	565,000	$24,865,650
Silgan Holdings	285,000	13,748,400

		51,751,800

TOTAL COMMON STOCK (Cost $802,724,480)		1,015,487,281

CASH EQUIVALENTS — 7.2%**
Fidelity Institutional Money Market Funds - Treasury Only Portfolio, Cl I, 0.010%	37,592,802	37,592,802
Fidelity Treasury Portfolio, Cl I, 0.010%	41,283,688	41,283,688

TOTAL CASH EQUIVALENTS (Cost $78,876,490)		78,876,490

TOTAL INVESTMENTS — 99.9% (Cost $881,600,970)		$1,094,363,771

Percentages are based on Net assets of $1,095,764,418
* Non-income producing security.
** Rate Reported in the 7-day effective yield as of July 31, 2013.
ADS — American Depositary Share
Cl — Class

The accompanying notes are an integral part of the financial statements.

19	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

STATEMENTS OF ASSETS AND LIABILITIES

	Champlain Mid Cap Fund	Champlain Small Company Fund
Assets:
Investments, at value (Cost $514,371,363 and $881,600,970, respectively)	$614,818,592	$1,094,363,771
Receivable for Capital Shares Sold	1,663,850	73,214,913
Receivable for Investment Securities Sold	10,241,296	1,980,850
Receivable for Dividends and Interest	235,175	256,160
Prepaid Expenses	20,589	7,613

Total Assets	626,979,502	1,169,823,307

Liabilities:
Payable for Investment Securities Purchased	10,699,502	72,436,280
Payable for Capital Shares Redeemed	1,189,490	279,057
Payable due to Investment Adviser	372,521	774,330
Payable due to Transfer Agent	148,785	225,123
Payable due to Distributor	101,238	214,645
Payable due to Administrator	35,377	59,618
Payable for Audit Fees	15,650	26,409
Payable due to Trustees	2,339	3,947
Chief Compliance Officer Fees Payable	1,074	1,812
Other Accrued Expenses	27,437	37,668

Total Liabilities	12,593,413	74,058,889

Net Assets	$614,386,089	$1,095,764,418

NET ASSETS CONSIST OF:
Paid-in Capital	$479,556,069	$794,006,942
Accumulated Net Realized Gain	34,382,791	88,994,675
Net Unrealized Appreciation on Investments	100,447,229	212,762,801

Net Assets	$614,386,089	$1,095,764,418

ADVISOR CLASS SHARES:
Net Assets	$509,234,553	$1,095,764,418
Shares Issued and Outstanding (unlimited authorization — no par value)	35,625,529	65,149,691
Net Asset Value, Offering and Redemption Price Per Share	$14 .29	$16 .82

INSTITUTIONAL CLASS SHARES:
Net Assets	$105,151,536	N/A
Shares Issued and Outstanding (unlimited authorization — no par value)	7,318,353	N/A
Net Asset Value, Offering and Redemption Price Per Share	$14 .37	N/A

The accompanying notes are an integral part of the financial statements.

20	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
YEAR ENDED
JULY 31, 2013

STATEMENTS OF OPERATIONS

	Champlain Mid Cap Fund	Champlain Small Company Fund
Investment Income
Dividends	$6,233,978	$11,084,970
Interest	2,004	5,115
Foreign Tax Dividend Income	—	(9,709)

Total Investment Income	6,235,982	11,080,376

Expenses
Investment Advisory Fees	4,009,731	7,821,479
Distribution Fees — Advisor Shares	1,046,020	2,172,631
Administration Fees	355,739	617,295
Trustees’ Fees	12,226	12,367
Chief Compliance Officer Fees	3,414	5,924
Transfer Agent Fees	737,271	1,147,994
Registration Fees	71,302	43,562
Printing Fees	39,062	67,499
Custodian Fees	21,289	36,598
Audit Fees	16,141	26,936
Legal Fees	13,983	24,451
Insurance and Other Expenses	9,309	19,809

Total Expenses	6,335,487	11,996,545

Recovery of Investment Advisory Fees Previously Waived(1)	—	20,411
Less: Advisory Fees Waived	(18,541)	—
Fees Paid Indirectly(2)	(3,202)	(2,365)

Net Expenses	6,313,744	12,014,591

Net Investment Loss	(77,762)	(934,215)

Net Realized Gain on Investments	42,215,964	121,822,989
Net Change in Unrealized Appreciation (Depreciation) on Investments	98,433,851	126,582,332

Net Realized and Unrealized Gain on Investments	140,649,815	248,405,321

Net Increase in Net Assets Resulting from Operations	$140,572,053	$247,471,106

Amounts designated as “—” are $0.

(1)	See Note 5 in Notes to Financial Statements.
(2)	See Note 4 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

21	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Loss	$(77,762)	$(553,702)
Net Realized Gain on Investments	42,215,964	14,564,968
Net Change in Unrealized Appreciation (Depreciation) on Investments	98,433,851	(13,479,705)

Net Increase in Net Assets Resulting from Operations	140,572,053	531,561

Dividends and Distributions from:
Net Investment Income:
Institutional Shares	(89,976)	—
Net Realized Gain:
Advisor Shares	(16,951,101)	(7,285,858)
Institutional Shares	(3,169,000)	(730,538)

Total Dividends and Distributions	(20,210,077)	(8,016,396)

Capital Share Transactions(1):
Advisor Shares:
Issued	152,334,883	223,665,831
Reinvestment of Distributions	15,562,170	6,616,573
Redeemed	(99,154,979)	(96,918,735)

Increase From Advisor Shares Capital Share Transactions	68,742,074	133,363,669

Institutional Shares:
Issued	34,688,031	57,195,682
Reinvestment of Distributions	3,100,792	721,521
Redeemed	(16,144,657)	(6,271,957)

Increase From Institutional Shares Capital Share Transactions	21,644,166	51,645,246

Net Increase from Net Assets from Capital Share Transactions	90,386,240	185,008,915

Total Increase in Net Assets	210,748,216	177,524,080

Net Assets:
Beginning of Year	403,637,873	226,113,793

End of Year (including undistributed net investment income of $0 and $0, respectively)	$614,386,089	$403,637,873

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

22	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended July 31, 2013	Year Ended July 31, 2012
Operations:
Net Investment Loss	$(934,215)	$(4,116,195)
Net Realized Gain on Investments	121,822,989	76,172,925
Net Change in Unrealized Appreciation (Depreciation) on Investments	126,582,332	(64,847,843)

Net Increase in Net Assets Resulting from Operations	247,471,106	7,208,887

Dividends and Distributions from:
Net Realized Gain	(86,475,892)	(66,922,784)

Total Dividends and Distributions	(86,475,892)	(66,922,784)

Capital Share Transactions(1):
Issued	242,782,552	148,670,496
Reinvestment of Distributions	83,234,058	64,841,447
Redeemed	(169,866,395)	(209,539,272)

Net Increase in Net Assets from Capital Share Transactions	156,150,215	3,972,671

Total Increase (Decrease) in Net Assets	317,145,429	(55,741,226)

Net Assets:
Beginning of Year	778,618,989	834,360,215

End of Year (including undistributed net investment income of $0 and $0, respectively)	$1,095,764,418	$778,618,989

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

23	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Advisor Shares
	Year Ended July 31, 2013	Year Ended July 31, 2012		Year Ended July 31, 2011	Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Year	$11.33	$11.78		$9.82	$8.76	$10.40

Income from Operations:
Net Investment Income (Loss)(1)	(0.01)	(0.02)		(0.04)	(0.02)	—
Net Realized and Unrealized Gain (Loss) on Investments	3.51	(0.08	)(2)	2.55	1.27	(1.64)

Total from Operations	3.50	(0.10)		2.51	1.25	(1.64)

Dividends and Distributions from:
Net Investment Income	—	—		—	—	— *
Net Realized Gains	(0.54)	(0.35)		(0.55)	(0.19)	—
Return of Capital	—	—		—	—	— *

Total Dividends and Distributions	(0.54)	(0.35)		(0.55)	(0.19)	— *

Net Asset Value, End of Year	$14.29	$11.33		$11.78	$9.82	$8.76

Total Return†	32.00%	(0.67)%		26.06%	14.31%	(15.73)%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$509,234	$340,611		$213,204	$71,205	$44,142
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.30%	1.34%		1.39%	1.37%	1.59%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.30%	1.30%		1.30%	1.30%	1.30%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.06)%	(0.20)%		(0.33)%	(0.21)%	0.01%
Portfolio Turnover Rate	50%	41%		33%	63%	55%

†	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(1)	Per share amount calculated using average shares.
(2)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
*	Amount represents less than $0.01.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

24	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN
MID CAP FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year or Period

	Institutional Shares
	Year Ended July 31, 2013	Year Ended July 31, 2012		Period Ended July 31, 2011(1)
Net Asset Value, Beginning of Period	$11.37	$11.79		$11.08

Income from Operations:
Net Investment Income (Loss)(2)	0.02	0.01		(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	3.53	(0.08	)(3)	0.72

Total from Operations	3.55	(0.07)		0.71

Dividends and Distributions from:
Net Investment Income	(0.01)	—		—
Net Realized Gains	(0.54)	(0.35)		—

Total Dividends and Distributions	(0.55)	(0.35)		—

Net Asset Value, End of Period	$14.37	$11.37		$11.79

Total Return†	32.41%	(0.41)%		6.41%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$105,152	$63,027		$12,910
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.06%	1.09%		1.19	%*
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.05%	1.05%		1.05	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	0.19%	0.05%		(0.08	)%*
Portfolio Turnover Rate	50%	41%		33	%††

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Portfolio turnover is for the Fund for the fiscal year ended July 31, 2011.
(1)	Commenced operations on January 3, 2011.
(2)	Per share amount calculated using average shares.
(3)	The amount shown for the year ended July 31, 2012, for a unit outstanding throughout the year does not accord to the aggregate net gains on investments for the year due to the timing of purchases/redemptions of fund shares.
*	Annualized.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

25	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN SMALL
COMPANY FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout each Year

	Year Ended July 31, 2013		Year Ended July 31, 2012		Year Ended July 31, 2011		Year Ended July 31, 2010	Year Ended July 31, 2009
Net Asset Value, Beginning of Year	$14.22		$15.35		$12.02		$10.58	$12.86

Income (Loss) from Operations:
Net Investment Loss(1)	(0.02)		(0.08)		(0.05)		(0.04)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.24		0.22		3.38		1.48	(2.00)

Total from Operations	4 .22		0 .14		3 .33		1 .44	(2 .03)

Dividends and Distributions from:
Net Investment Income	—		—		—		—	—
Net Realized Gains	(1.62)		(1.27)		—		—	(0.25)
Return of Capital	—		—		—		—	—	*

Total Dividends and Distributions	(1.62)		(1.27)		—		—	(0.25)

Net Asset Value, End of Year	$16.82		$14.22		$15.35		$12.02	$10.58

Total Return†	32.52%		1.38%		27.70%		13.61%††	(15.47	)%††

Ratios and Supplemental Data	.
Net Assets, End of Year (Thousands)	$1,095,764		$778,619		$834,360		$651,325	$559,011
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.38%		1.38%		1.38%		1.42%	1.45%
Ratio of Expenses to Average Net Assets (including waivers, reimbursements and fees paid indirectly)	1.38	%(2)	1.40	%(2)	1.40	%(2)	1.40%	1.40%
Ratio of Net Investment Loss to Average Net Assets	(0.11)%		(0.52)%		(0.31)%		(0.34)%	(0.33)%
Portfolio Turnover Rate	50%		37%		38%		42%	48%

†	The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
††	Total return would have been lower had certain expenses not been waived and assumed by the Adviser during the period.
(1)	Per share amount calculated using average shares.
(2)	Ratio includes previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
*	Amount represents less than $0.01.
Amounts designated as “—” are either $0 or round to $0.

The accompanying notes are an integral part of the financial statements.

26	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-four funds. The financial statements herein are those of the Champlain Mid Cap Fund (“Mid Cap Fund”) and Champlain Small Company Fund (“Small Company Fund”) (each a “Fund” and collectively, the “Funds”). The investment objective of the Funds is capital appreciation. The Funds are diversified funds, and invest primarily (at least 80% of their net assets) in common stocks of medium-sized companies with market capitalization of less than $15 billion and small companies with market capitalization of less than $2.5 billion, respectively. The financial statements of the remaining funds within the Trust are presented separately. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held. The Funds currently offer Advisor Shares and the Mid Cap Fund also offers Institutional Shares, which commenced operations on January 3, 2011.

2. SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Funds:

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s

27	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Trust’s Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2013, there were no fair valued securities held by the Funds.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

• Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

• Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment spreads, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.); and

• Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of July 31, 2013, each of the Funds’ investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

28	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

For details of investment classifications, reference the Schedules of Investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For the year ended July 31, 2013, there have been no significant changes to the Funds’ fair value methodologies and there have been no transfers between Level 1 and Level 2 assets and liabilities.

Federal Income Taxes — It is each Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of their taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2013, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year the Funds did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Classes — Class specific expenses, such as distribution fees, are borne by that class of shares. Income, realized and unrealized gains/losses and non-class specific expenses are allocated to the respective class on the basis of relative net assets.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually by the Funds. Any net realized capital gains are distributed to shareholders at least annually.

3. TRANSACTIONS WITH AFFILIATES:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers and trustee of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are the employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund at an annual rate of:

0.10% on the first $250 million of the Funds’ average daily net assets;
0.08% on the next $250 million of the Funds’ average daily net assets; and
0.06% on the Funds’ average daily net assets over $500 million.

The Funds are subject to a minimum annual administration fee of $200,000. There is also a minimum annual administration fee of $15,000 per additional class.

The Funds have adopted a Distribution Plan (the “Plan”) for the Advisor Shares. Under the Plan, the Distributor, or third parties that enter into agreements with the Distributor, may receive up to 0.25% of the Funds’ average net assets attributable to the Advisor Shares as compensation for distribution services.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust. The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2013, the Mid Cap Fund earned credits of $3,202 and the Small Company Fund earned credits of $2,365 which were used to offset transfer agent expenses. These amounts are listed as “Fees Paid Indirectly” on the Statements of Operations.

30	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENT:

Champlain Investment Partners, LLC (the “Adviser”) serves as the investment adviser to the Funds. For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of 0.80% and 0.90% of the Mid Cap Fund and Small Company Fund’s average daily net assets, respectively. The Adviser has contractually agreed to limit the total expenses of the Mid Cap Fund – Advisor Shares, Mid Cap Fund – Institutional Shares and Small Company Fund – Advisor Shares (excluding interest, taxes, brokerage commissions, acquired Fund fees and extraordinary expenses) to 1.30%, 1.05% and 1.40% of the Funds’ respective average daily net assets through November 30, 2013. To maintain this expense limitation, the Adviser may waive a portion of its advisory fee and/or reimburse certain expenses of the Funds. If at any point it becomes unnecessary for the Adviser to make expense limitation reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three year period. During the year ended July 31, 2013, the Adviser recaptured the remaining $20,411 of prior expense limitation reimbursements for the Small Company Fund. At July 31, 2013, fees which were previously waived and reimbursed by the Adviser which may be subject to future reimbursement to the Adviser were $107,219, expiring 2014, $131,693, expiring in 2015, and $18,541, expiring in 2016 for the Mid Cap Fund.

6. SHARE TRANSACTIONS:

Mid Cap Fund	Year Ended July 31, 2013	Year Ended July 31, 2012
Advisor Shares
Issued	12,173,350	19,915,496
Reinvestment of Distributions	1,349,729	627,163
Redeemed	(7,955,832)	(8,588,781)

Net Advisor Class Shares Capital Share Transactions	5,567,247	11,953,878

Institutional Shares
Issued	2,811,241	4,924,458
Reinvestment of Distributions	267,822	68,197
Redeemed	(1,301,960)	(546,190)

Net Institutional Class Shares Capital Share Transactions	1,777,103	4,446,465

Net Increase in Shares Outstanding from Share Transactions	7,344,350	16,400,343

31	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

Small Company Fund	Year Ended July 31, 2013	Year Ended July 31, 2012
Advisor Shares
Issued	15,592,157	10,268,987
Reinvestment of Distributions	6,197,622	4,813,767
Redeemed	(11,390,088)	(14,671,109)

Net Increase in Shares Outstanding from Share Transactions	10,399,691	411,645

7. INVESTMENT TRANSACTIONS:

For the year ended July 31, 2013, the purchases and sales of investment securities other than long-term U.S. Government and short-term investments were:

	Purchases	Sales
Mid Cap Fund	$288,125,447	$238,974,392
Small Company Fund	418,159,509	416,225,015

There were no purchases or sales of long-term U.S. Government securities for either fund.

8. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions, if any, to be paid, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily due to differing book and tax treatments in the timing of recognition of gains or losses on investments. Permanent book and tax differences, if any, result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and paid in capital.

The following permanent differences which are attributable to net investment losses and reclassification of distributions have been reclassified to/from the following accounts during the fiscal year ended July 31, 2013:

	Decrease Undistributed Net Investment loss	Decrease Accumulated Net Realized gain
Mid Cap Fund	$167,738	$(167,738)
Small Company Fund	$934,215	$(934,215)

32	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

The tax character of dividends and distributions declared for the Mid Cap Fund during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$11,511,213	$8,698,864	$20,210,077
2012	3,665,300	4,351,096	8,016,396

The tax character of dividends and distributions declared for the Small Company Fund during the years ended July 31, 2013 and July 31, 2012 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
2013	$14,303,881	$72,172,011	$86,475,892
2012	—	66,922,784	66,922,784

For tax purposes, short term gains are considered ordinary income.

As of July 31, 2013, the components of Distributable Earnings on a tax basis were as follows:

	Mid Cap Fund	Small Company Fund
Undistributed Ordinary Income	$11,224,663	$17,251,579
Undistributed Long-Term Capital Gain	24,121,043	75,816,199
Unrealized Appreciation	99,484,314	208,689,698

Total Distributable Earnings	$134,830,020	$301,757,476

For Federal income tax purposes, the cost of securities owned at July 31, 2013, and net realized gains or losses on securities sold for the period were different from the amounts reported for financial reporting purposes. These differences are primarily due to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

33	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Funds at July 31, 2013 were as follows:

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Mid Cap Fund	$515,334,278	$107,552,664	$(8,068,350)	$99,484,314
Small Company Fund	885,674,073	238,967,907	(30,278,209)	208,689,698

9. OTHER:

At July 31, 2013, 39% of the total shares outstanding of the Mid Cap Fund Advisor Shares were held by two shareholders, 78% of the total shares outstanding of the Mid Cap Fund Institutional Shares were held by two shareholders and 50% of the total shares outstanding of the Small Company Fund Advisor Shares were held by two shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

10. LINE OF CREDIT:

Each of the Funds entered into agreements which enable them to participate in lines of credit with the Custodian. The Mid Cap Fund participates in a $25 million uncommitted, senior secured line of credit and the Small Company Fund participates in a $42 million uncommitted, senior secured line of credit, which have maturity dates of February 18, 2014. The proceeds from the borrowings shall be used to provide temporary liquidity to the Funds as necessary in order to meet redemption needs. Interest is charged to the Funds based on the outstanding principal balance of the borrowings at an annual rate equal to the Custodian’s then-current prime-lending rate. These fees are included as “Other Expenses” on the Statements of Operations. As of and during the year ended July 31, 2013, there were no borrowings outstanding and during the year ended July 31, 2013, neither fund used its line of credit.

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

11. RECENT ACCOUNTING PRONOUNCEMENT:

In June 2013, the Financial Accounting Standards Board issued an update (“ASU 2013-08”) to ASC Topic 946, Financial Services – Investment Companies (“Topic 946”). ASU 2013-08 amends the guidance in Topic 946 for determining whether an entity qualifies as an investment company and requires certain additional disclosures. ASU 2013-08 is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. Management is currently evaluating the impact, if any, of ASU 2013-08 on the Fund’s financial statements.

12. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

35	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES OF THE ADVISORS’ INNER CIRCLE FUND II AND SHAREHOLDERS OF CHAMPLAIN MID CAP FUND AND CHAMPLAIN SMALL COMPANY FUND.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Champlain Mid Cap Fund and Champlain Small Company Fund (two of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Champlain Mid Cap Fund and Champlain Small Company Fund at July 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 30, 2013

36	CHAMPLAIN INVESTMENT	PARTNERS

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THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED
BOARD MEMBERS[3,4]
ROBERT NESHER 66 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to present. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 73 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT
BOARD MEMBERS[4]
CHARLES E. CARLBOM 78 yrs. old	Trustee (Since 2005)	Self-Employed Business Consultant, Business Projects Inc. since 1997.
JOHN K. DARR 68 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 61 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010; Country Manager – Morningstar UK Limited, Morningstar, Inc., June 2005 to May 2007.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
4	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

38	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-773-3238. The following chart lists Trustees and Officers as of July 31,2013.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds, President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments — Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC, SEI Global Nominee Ltd. and SEI Alpha Strategy Portfolios, LP.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust and New Covenant Funds . Director of SEI Alpha Strategy Portfolios, LP since June 2007. Director of SEI Investments (Europe), Limited, SEI Investments Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Asset Korea Co., Ltd, SEI Global Nominee Ltd. and SEI Investments — Unit Trust Management (UK) Limited . Director of the Distributor since 2003.

Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds; Director of Oregon Transfer Co.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, Federal Home Loan Banks of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership). Director, Meals on Wheels, Lewes/Rehoboth Beach, DE.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

39	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT
BOARD MEMBERS[3] (continued)
MITCHELL A. JOHNSON 71 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 70 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 57 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2003 to June 2010.
JAMES M. STOREY 82 yrs. old	Trustee (Since 1994)	Attorney, Solo Practitioner since 1994.
GEORGE J. SULLIVAN, JR. 70 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 48 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
MICHAEL LAWSON 52 yrs. old	Treasurer, Controller and Chief Financial Officer (Since 2005)	Director, SEI Investments, Fund Accounting since July 2005.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

40	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

Other Directorships Held by Board Member/Trustee[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP and Adviser Managed Trust. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee of The Advisors’ Inner Circle Fund and Bishop Street Funds.
Trustee/Director of The Advisors’ Inner Circle Fund, Bishop Street Funds, U.S. Charitable Gift Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust. Trustee of SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP. until December 2010.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust and SEI Alpha Strategy Portfolios, LP Adviser Managed Trust and New Coveneant Funds; member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010.

None.
None.

4	Directorships of Companies required to report to the securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 act.

41	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

TRUSTEES AND OFFICERS OF THE ADVISORS INNER CIRCLE FUND II (Unaudited)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS[3] (continued)
RUSSELL EMERY 50 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP and SEI Alpha Strategy Portfolios, LP since June 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust and SEI Tax Exempt Trust since March 2006.
DIANNE M. DESCOTEAUX 36 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
TIMOTHY D. BARTO 45 yrs. old	Vice President and Assistant Secretary (Since 1999)	General Counsel and Secretary of SIMC and the Administrator since 2004. Vice President of SIMC and the Administrator since 1999. Vice President and Assistant Secretary of SEI Investments since 2001. Assistant Secretary of SIMC, the Administrator and the Distributor, and Vice President of the Distributor from 1999 to 2003.
EDWARD McCUSKER 29 yrs. old	Privacy Officer (Since 2013) AML Officer (Since 2013)	SEI’s Private Trust Company 2006-2008. SEI’s Private Banking 2008-2010. AML SEI Private Trust Company 2010-2011. AML Manager of SEI Investments 2011-2013. AML and Privacy Officer 2013.
JOHN MUNCH 42 yrs. old	Vice President and Assistant Secretary (since 2012)	Attorney at SEI Investments Company since 2001.

1	Unless otherwise noted, the business address of each trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.
2	Each Trustee shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.
3	Board Members oversee 34 funds in The Advisors’ Inner Circle Fund II.

42	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

Other Directorships Held by Officer

None.
None.
None.
None.
None.

43	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return. You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

44	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

DISCLOSURE OF FUND EXPENSES (Unaudited) (Concluded)

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 02/01/13	Ending Account Value 07/31/13	Annualized Expense Ratios	Expenses Paid During Period
Champlain Mid Cap Fund
Actual Fund Return
Advisor	$1,000.00	$1,145.00	1.30%	$6.91	*
Institutional	$1,000.00	$1,146.80	1.05%	$5.59	*
Hypothetical 5% Return
Advisor	$1,000.00	$1,018.35	1.30%	$6.51	*
Institutional	$1,000.00	$1,019.59	1.05%	$5.26	*
Champlain Small Company Fund
Actual Fund Return	$1,000.00	$1,164.00	1.37%	$7.35	*
Hypothetical 5% Return	$1,000.00	$1,018.00	1.37%	$6.85	*

* Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value or the period, multiplied by 181/365 (to reflect one-half year period).

45	CHAMPLAIN INVESTMENT	PARTNERS

THE ADVISORS’ INNER CIRCLE FUND II	CHAMPLAIN FUNDS
JULY 31, 2013

NOTICE TO SHAREHOLDERS (Unaudited)

For shareholders who do not have a July 31, 2013 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2013 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended July 31, 2013, the Funds are designating the following items with regard to distributions paid during the year.

	Return of Capital	Long-Term Capital Gain Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short- Term Capital Gain Dividend (4)
Champlain Mid Cap Fund	0.00%	43.04%	56.96%	100.00%	42.09%	42.85%	0.00%	100.00%
Champlain Small Company Fund	0.00%	83.46%	16.54%	100.00%	23.19%	23.07%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

46	CHAMPLAIN INVESTMENT	PARTNERS

Champlain Funds
P.O. Box 219009
Kansas City, MO 64121-9009
866-773-3238

Adviser:
Champlain Investment Partners, LLC
180 Battery Street
Burlington, VT 05401

Distributor:
SEI Investments Distribution Co.
Oaks, PA 19456

Administrator:
SEI Investments Global Funds Services
One Freedom Valley Drive
Oaks, PA 19456

Legal Counsel:
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:
Ernst & Young LLP
One Commerce Square
2005 Market Street, Suite 700
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Funds.

CSC-AR-001-0900

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

	2013			2012
	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a) Audit Fees	$458,000	N/A	N/A	$444,500	N/A	N/A
(b) Audit- Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c) Tax Fees	$2,740	N/A	N/A	$3,062	N/A	N/A
(d) All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e) (1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e) (2) Percentage of fees billed to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2013	2012
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $13,240 and $12,962 for 2013 and 2012, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a) (1) Code of Ethics attached hereto.

(a) (2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President
Date: October 9 , 2013

By (Signature and Title)	/s/ Michael Lawson
Michael Lawson
Treasurer, Controller and
Chief Financial Officer
Date: October 9 , 2013